Exhibit 10.20

WAIVER AND AMENDMENT TO AMENDED AND RESTATED SECOND LIEN CREDIT, NOTE PURCHASE EXCHANGE AND TERMINATION AGREEMENT

THIS WAIVER AND AMENDMENT TO AMENDED AND RESTATED SECOND LIEN CREDIT, NOTE PURCHASE EXCHANGE AND TERMINATION AGREEMENT (the “Agreement”) dated as of June 19, 2015 is entered into among SynCardia Systems, Inc., a Delaware corporation (the “Borrower”), the Investors party hereto and Cantor Fitzgerald Securities, as Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Omnibus Reaffirmation (as defined below).

RECITALS

WHEREAS, the Borrower, the Investors and the Agent entered into that certain Amended and Restated Second Lien Credit, Note Purchase Exchange and Termination Agreement dated as of February 13, 2015 (as amended or modified from time to time, the “Note Purchase Agreement”) and that certain Omnibus Reaffirmation and Amendment dated as of February 13, 2015 (the “Omnibus Reaffirmation” and collectively with the Note Purchase Agreement, the “Credit Agreement”), which collectively amended and restated that certain Second Lien Credit Agreement dated as of December 13, 2013, as amended (the “Existing Loan Agreement”) by and among Borrower, the Agent and the Investors;

WHEREAS, in reviewing the Borrower’s books and records, the Borrower believes that it may have failed to comply with certain terms and conditions of the Credit Agreement as more fully set forth on Schedule A to this Agreement, with any Defaults or Events of Default arising from the failure to comply with the terms of the Credit Agreement, exclusively to the extent set forth on Schedule A, being referred to as the “Acknowledged Events of Default”);

WHEREAS, the Borrower has requested that, and the Investors have agreed to, waive the Acknowledged Events of Default and amend certain provisions of the Credit Agreement as more fully set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Reaffirmation. The Borrower acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and interest and prepayment premiums thereon and fees with respect thereto. Furthermore, the Borrower acknowledges and confirms (x) that the Agent and the Investors have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (y) that by entering into this Agreement, the Agent and the Investors do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Loan Parties thereunder.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 7.01(a) of the Existing Loan Agreement is hereby amended to delete the following clause:

“shall not be subject to any ‘going concern’ or like qualification or exception or, for all such opinions, any qualification or exception as to the scope of such audit”

And replace it with the following language:

“shall (at all times prior to consummation of an IPO) not be subject to any ‘going concern’ or like qualification or exception or, for all such opinions, any qualification or exception as to the scope of such audit”

(b) Section 7.01(c) of the Existing Loan Agreement is hereby amended to delete the following clause:

“, a balance sheet of the Borrower and its Subsidiaries as at such fiscal quarter end,”

(c) Section 7.03(g) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(g) Notify the Agent and each Lender, at least five (5) Business Days in advance, of (i) the payment of any fees, expenses or other amounts (other than, for the avoidance of doubt, payments under the Loan Documents; payments under the First Lien Loan Documents; payments of fees, costs and expenses incurred in connection with an IPO; and payments of amounts not in excess of the amounts set forth in the budget delivered to the Agent and the Investors pursuant to Section 7.02(a)) by the Borrower or any Subsidiary in an aggregate amount (including all amounts with respect to the facts and circumstances underlying such payment) in excess of $100,000 or (ii) the Borrower or any Subsidiary becoming bound by any Contractual Obligation which requires, or otherwise incurring any obligation to, make payments in an aggregate amount in excess of $ 100,000 (other than, for the avoidance of doubt, payments under the Loan Documents; payments under the First Lien Loan Documents; payments of fees, costs and expenses incurred in connection with an IPO; and payments of amounts not in excess of the amounts set forth in the budget delivered to the Agent and the Investors pursuant to Section 7.02(a)).

3. Consents and Waiver.

A. The undersigned Investors hereby consent to all of the following actions by the Borrower:

(a) Trinity Note Amendment. The Borrower’s amendment of that certain Promissory Note dated April 1, 2013 (the “Trinity Bridge Note”) by and between the Borrower and Trinity SynCardia Bridge, LLC, an Arizona limited liability company (“Trinity SynCardia Bridge”), in the original principal amount of $500,000 to provide, among other things, for a maturity date of December 15, 2015.

(b) Trinity Amendment Consideration. The Borrower paying to Trinity SynCardia Bridge the sum of $20,000 and issuing a warrant to Trinity SynCardia Bridge to purchase 35,971 shares of the Borrower’s common stock for $1.39 per share, all in consideration for the amendment of the Trinity Bridge Note (the “Trinity Amendment Consideration”).

B. The undersigned Investors hereby waive the Acknowledged Events of Default.

4. Release. As a material part of the consideration for the Agent and the Investors entering into this Agreement, the Borrower agrees as follows (the “Release Provision”):

(a) By its signature below, the Borrower hereby agrees that the Agent, the Investors, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Documents on or prior to the date hereof.

(b) The Borrower hereby acknowledges, represents and warrants to the Lender Group that:

(i) The Borrower has read and understands the effect of the Release Provision. The Borrower has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for the Borrower has read and considered the Release Provision and advised the Borrower with respect to the same. Before execution of this Agreement, the Borrower has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) The Borrower is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. The Borrower acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) The Borrower has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) The Borrower is the sole owner of the claims released by the Release Provision, and the Borrower has not heretofore conveyed or assigned any interest in any such claims to any other Person.

(c) The Borrower understands that the Release Provision was a material consideration in the agreement of the Agent and the Investors to enter into this Agreement. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Agent and the Investors under the Loan Documents.

5. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

(a) the receipt by the Agent of counterparts of this Agreement duly executed by the Borrower and the Required Investors and acknowledged by the Agent

(b) payment, by the Borrower, of all outstanding fees, costs and expenses of counsel to the Investors and the Agent incurred in drafting, negotiating and consummating the transactions contemplated by this Agreement or currently outstanding under the Loan Documents; and

(c) the Agent shall have received a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Investors, (i) certifying that the Organization Documents of the Borrower delivered on the Amendment Effective Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Amendment Effective Date; (ii) attaching resolutions of the Borrower approving and adopting this Agreement, the transactions contemplated herein and authorizing the execution and delivery of this Agreement and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Amendment Effective Date and (iii) certifying that after the waiver of the Acknowledged Events of Default, no Default or Event of Default shall have occurred or be continuing.

6. Miscellaneous.

(a) The Credit Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) The Borrower hereby represents and warrants as follows:

(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) this Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement

(c) The Borrower represents and warrants to the Agent and the Investors that, after giving effect to this Agreement, (i) the representations and warranties of the Loan Parties set forth in Exhibit B of the Omnibus Reaffirmation and in each other Loan Document are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Direction. The Investors party hereto (constituting Required Investors) hereby direct and authorize the Agent, pursuant to Exhibit C of the Note Purchase Agreement, to execute and deliver the Agreement (the foregoing, the “Direction”). The Investors party hereto (constituting Required Investors) acknowledge and affirm their obligations under Exhibit C of the Note Purchase Agreement to hold harmless and indemnify the Agent in connection with the Direction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	SYNCARDIA SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Michael Garippa
	Name:	Michael Garippa
	Title:	Chief Executive Officer

[Amendment to Syncardia Second Lien Credit Agreement]

INVESTORS:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman
		Title:	Authorized Signatory
Date:

ATHYRIUM OPPORTUNITIES FUND (B) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman
		Title:	Authorized Signatory
Date:

SWK FUNDING LLC, a Delaware limited liability company

	By:	SWK Holdings Corporation, its sole Manager

	By:	/s/ Brett Pope
	Title:	CEO
	Date:	6/18/2015

[Amendment to Syncardia Second Lien Credit Agreement]

DELTA ELECTRONICS CAPITAL COMPANY

By:
Title:
Date:

[Amendment to Syncardia Second Lien Credit Agreement]

ACKNOWLEDGED AND AGREED:

ADMINISTRATIVE
AGENT:	CANTOR FITZGERALD SECURITIES

	By:	/s/ James Bond
	Title:	Chief Operating Officer
Date:

[Amendment to Syncardia Second Lien Credit Agreement]

Schedule A

Acknowledged Events of Default

The Defaults and Events of Default exclusively under the sections of the Existing Loan Agreement referenced below and exclusively from the described actions or inactions by the Borrower referred to herein shall constitute the “Acknowledged Events of Default”:

1. Section 7.01(a) and 7.01(b) of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver financial statements in accordance with GAAP for all periods occurring prior to the Amendment Effective Date;

2. Section 7.01(c) of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver a balance sheet of the Borrower and its Subsidiaries as at such fiscal quarter end for all periods occurring prior to the Amendment Effective Date;

3. Section 7.02(a) of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver an annual business plan and budget within 60 days of the end of the Borrower’s 2014 fiscal year in accordance with Section 7.02(a) of the Credit Agreement;

4. Section 7.02(c) of the Existing Loan Agreement as a result of the Borrower’s failure to report Dispositions, Involuntary Dispositions, Debt Issuances, Extraordinary Receipts and Acquisitions in certificates delivered to Agent and each Investor concurrently with financial statements required prior to the Amendment Effective Date;

5. Section 7.02(f) of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver copies of all material written correspondence from the Food & Drug Administration received prior to December 31, 2014 to the Agent;

6. Section 7.02(h) of the Existing Loan Agreement, as a result of the Borrower’s failure to list applications for Copyrights, Patents or Trademarks, issuances of registrations or letters on existing applications for Copyrights, Patents or Trademarks, and Trademark Licenses, Copyright Licenses and Patent Licenses and attach evidence of insurance for insurance coverage that was renewed, replaced or modified during the period covered by the financial statements concurrently with delivery of such financial statements, in each case related only to the periods prior to the Amendment Effective Date;

7. Section 7.03(a) of the Existing Loan Agreement arising as a result of the Borrower’s failure to notify the Agent and each Investor within two Business Days after occurrence of the other Acknowledged Events of Default listed in this Schedule A;

8. Section 7.03(d) of the Existing Loan Agreement, as a result of the Borrower’s failure to timely notify the Agent and each Investor of material changes in accounting policies or financial reporting practices occurring prior to December 31, 2014;

9. Section 7.03(g) of the Existing Loan Agreement, as a result of the Borrower’s failure to provide notice of specific payments to professional service providers in connection with its IPO process prior to the Amendment Effective Date; and

10. Exhibit B of the Omnibus Reaffirmation as a result of any of the violations of Sections 7.01, 7.02 or 7.03 listed above.